SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

Trover Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22585
(Commission File Number)

61-1141758
(IRS Employer Identification Number)

1600 Watterson Tower
Louisville, Kentucky 40218
(Address of principal executive offices)

Registrant’s telephone number, including area code: (502) 454-1340

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EX-99.1 TRANSCRIPT OF PRESS CONFERENCE 2/4/2004
EX-99.2 PRESS RELEASE ISSUED 2/4/2004
EX-99.3 SLIDE SHOW PRESENTATION ISSUED 2/4/2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.

99.1	Transcript of Press Conference of Trover Solutions, Inc., dated February 4, 2004.

99.2	Text of Press Release of Trover Solutions, Inc., dated February 4, 2004.

99.3	Text of Slide Show Presentation of Trover Solutions, Inc., dated February 4, 2004.

Item 9. Regulation FD Disclosure

      This Current Report on Form 8-K and the information contained in this Item 9 are being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” as directed by the Commission in Release No. 34-47583. See Item 12 below.

Item 12. Results of Operations and Financial Condition

      On February 4, 2004, Trover Solutions, Inc. (“TROV”) announced in a press conference its financial results for the fourth quarter of 2003. A transcript of the press conference is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

      On February 4, 2004, TROV issued a press release containing information about TROV’s financial results for the fourth quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.2, which is incorporated herein by reference in its entirety.

      On February 4, 2004, TROV presented a live video and audio presentation concerning its February 4th press release on its website at www.troversolutions.com. In connection with this presentation, TROV utilized a series of slides. The text of the slide show presentation is attached hereto as Exhibit 99.3, which is incorporated herein by reference in its entirety.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: February 4, 2004.

Trover Solutions, Inc.

By: /s/Douglas R. Sharps Douglas R. Sharps Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Description

99.1	Transcript of Press Conference of February 4, 2004

99.2	Press Release issued February 4, 2004

99.3	Slide Show Presentation issued February 4, 2004